[Missing Graphic Reference]	William J. Evers Vice President, Corporate Counsel
213 Washington Street, 15th Floor Newark, NJ 07102-2917 Tel 973 802-3716 william.evers@prudential.com
March 13, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:           Prudential Annuities Life Assurance Corporation Variable Account F
File No. 811-08447

Members of the Commission:

On behalf of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account F,  we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2014, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
ProFunds	811-08239
The Prudential Series Fund	811-03623
Nationwide Variable Insurance Trust	811-03213
Rydex Variable Trust	811-08821
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Wells Fargo Variable Trust	811-09255

Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant.  We understand that the funds have filed or will file these reports with the Commission.

Please call me at (973) 802-3716 if you have any questions.

Very truly yours,

/s/ William J. Evers
William J. Evers